Exhibit 10.17
Amendment No. 12 to Credit Agreement
AMENDMENT NO. 12 TO CREDIT AGREEMENT, dated as of February 9, 2016 (this “Amendment”) to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, Amendment No. 5 thereto dated as of December 23, 2013, Amendment No. 6 thereto dated as of June 12, 2014, Amendment No. 7 thereto dated as of June 27, 2014, Amendment No. 8 thereto dated as of December 19, 2014, Amendment No. 9 thereto dated May 1, 2015, Amendment No. 10 thereto dated as of July 31, 2015 and Amendment No. 11 thereto dated as of December 28, 2015 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL Energy Partners LP, a Delaware limited partnership (“Parent”), NGL Energy Operating LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), Deutsche Bank AG, New York Branch, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and Deutsche Bank Trust Company Americas (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).
RECITALS
WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and
WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:
1.Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.Amendment to Section 1.1 (Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following terms to Section 1.1 of the Credit Agreement as new defined terms in the appropriate alphabetical order:

““Amendment No. 12 Effective Date” means February 9, 2016”
““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.”
““Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.”
““EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.”
““EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.”
““EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.”

““EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.”
““Increased Permitted Redemption Period” means the period from and including the Amendment No. 12 Effective Date to but excluding September 15, 2016.
““TransMontaigne GP Disposition” means the sale of all of the Equity Interests in TransMontaigne GP LLC, a Delaware limited liability company, by TransMontaigne Services LLC, a Delaware limited liability company, to Gulf TLP Holding, LLC, a Delaware limited liability company (or an Affiliate thereof), for aggregate gross cash consideration of approximately $350,000,000 on or before March 31, 2016, which cash consideration shall be applied promptly upon receipt thereof as follows: (i) $250,000,000 of such cash consideration to prepay outstanding Acquisition Revolving Loans and (ii) the remainder of such cash consideration (net of costs, expenses, fees and other similar payments made in connection with such sale) to be applied to prepay outstanding Working Capital Revolving Loans.
““Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.”
3.    Amendments to Section 1.1 (Defined Terms) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby further amended as follows:

(a)The definition of “Change of Control” is hereby amended by deleting the phrase “on Schedule 5.8 as in effect on the Closing Date” as it appears in clause (a) of such defined term immediately following the phrase “the percentage of the Equity Interests of each Credit Party as set forth” and immediately before the phrase “(other than as a result of a Permitted Disposition)” with the following phrase, “in Part B of Schedule 5.7 on the Amendment No. 12 Effective Date”.

(b)Clause (d) of the definition of “Defaulting Lender” is hereby amended by deleting the word “or” as it appears following the phrase “under any Debtor Relief Law,” at the end of clause (i) therein, and by adding the following phrase immediately after the phrase “any other state or federal regulatory authority acting in such a capacity,” at the end of clause (ii) therein:

“or (iii) becomes the subject of a Bail-In Action”.
(c)The definition of “Indebtedness” is hereby amended by (i) deleting the word “and” as it appears immediately prior to clause (k) and (ii) deleting the period at the end of such definition and inserting in lieu thereof, the following:

“and (l) all mandatory obligations of such Person to purchase, redeem, retire or defease any Equity Interests in such Person or any other Person prior to June 20, 2022, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends.”
4.    Amendments to Section 7.10(a) (Redemption, Dividends, Equity Issuance, Distributions and Payments) of the Credit Agreement. Section 7.10(a) of the Credit Agreement is hereby amended by deleting in its entirety the proviso at the end of clause (i) thereof as it appears immediately before the phrase “or (ii) redemption in connection with a Permitted Acquisition” and inserting in lieu thereof, the following:

“; provided that, notwithstanding the foregoing, (A) during the Increased Permitted Redemption Period and to the extent that both (i) the TransMontaigne GP Disposition has been consummated in accordance with its terms and (ii) the Parent has obtained aggregate net cash proceeds of not less than $200,000,000 from any combination of unsecured Indebtedness permitted by Section 7.1(l) of this Agreement and the Parent’s issuance of Equity Interests in the Parent, in each case incurred or issued on or after the Amendment No. 12 Effective Date, the Parent shall be permitted to redeem, purchase, retire or otherwise acquire common units of the Parent in an aggregate amount not to exceed $75,000,000 (such amount not to be in addition to any other limit set forth in this Section 7.10(a)(i)), and (B) after the expiration of the Increased Permitted Redemption Period, (x) the limits set forth in this Section 7.10(a)(i) (without giving effect to this proviso) shall apply and all of the redemptions, repurchases, retirements or other acquisitions of Equity Interests that occurred during the Increased Permitted Redemption Period shall reduce the available amounts otherwise permitted under Section 7.10(a)(i) (for the avoidance of doubt, redemptions, repurchases, retirements or other acquisitions of Equity Interests made during the Increased Permitted Redemptions Period that were permitted by clause (A) of this proviso shall not be deemed a breach of the limits set forth in Section 7.10(a)(i) after the

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expiration of such Increased Permitted Redemption Period), and (y) if the Parent redeems, repurchases, retires or otherwise acquires common units of the Parent in an aggregate amount in excess of $45,000,000 during the Increased Permitted Redemption Period, no Credit Party shall be permitted to redeem, repurchase, retire or otherwise acquire any Equity Interests of the Company prior to January 1, 2019 unless the Parent has delivered a certificate of a Financial Officer of the Parent pursuant to Section 6.3 of this Agreement evidencing that the Leverage Ratio of the Credit Parties as of the last day of the most recently ended fiscal quarter ending after December 31, 2015 is not greater than 3.50 to 1.00”.
5.    Amendment to Article X (Miscellaneous) of the Credit Agreement. Article X of the Credit Agreement is hereby amended by adding the below as new Section 10.27 (Acknowledgement and Consent to Bail-In of EEA Financial Institutions) at the end of such Article clause:

“Section 10.27 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-in Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

6.    Amendment to Schedule 5.7 of the Credit Agreement (Subsidiaries, Jurisdictions of Foreign Qualification; Capitalization). Schedule 5.7 of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule 5.7 attached hereto as Annex A.

7.    Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to each Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

8.    Conditions to Effectiveness. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

(a)    Amended Loan Documents. The Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders.

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(b)    Fees and Expenses. The Borrowers shall have paid to the Administrative Agent for the account of (i) the Agents and Lenders the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement (including without limitation in connection with this Amendment) and (ii) each Lender that delivers an executed counterpart to this Amendment to the Technical Agent prior to noon (New York time) February 8, 2016, a fee equal to 0.05% multiplied by the aggregate amount of such Lender’s Commitment at such time under the Credit Agreement.

(c)    Proceedings and Documents: All corporate and other proceedings pertaining directly to this Amendment and all documents and instruments directly incident to this Amendment shall be satisfactory to the required Lenders and their counsel and the Technical Agent shall have received all such counterpart originals or certified or other copies of such documents as the Technical Agent may reasonably request.

9.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

10.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

11.    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

12.    Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

13.    Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

14.    Lender Acknowledgement. Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By: /s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

GUARANTOR:

NGL ENERGY PARTNERS LP

By: NGL Energy Holdings LLC,
its general partner

By: /s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

[Signature Page to Amendment No. 12 to Credit Agreement]

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
BLUE GRAMA LAND CORPORATION
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC
GRAND MESA PIPELINE, LLC
HICKSGAS, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
NGL CRUDE CANADA HOLDINGS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE LOGISTICS, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL ENERGY OPERATING LLC
NGL LIQUIDS, LLC
NGL-MA, LLC
NGL-MA REAL ESTATE, LLC
NGL MARINE, LLC
NGL MILAN INVESTMENTS, LLC
NGL-NE REAL ESTATE, LLC
NGL PROPANE, LLC
NGL SHIPPING AND TRADING, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
NGL SUPPLY TERMINAL SOLUTION MINING, LLC
NGL SUPPLY WHOLESALE, LLC
NGL WATER SOLUTIONS BAKKEN, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
NGL WATER SOLUTIONS MID-CONTINENT, LLC
OSTERMAN PROPANE, LLC
SAWTOOTH NGL CAVERNS, LLC
TRANSMONTAIGNE LLC
TRANSMONTAIGNE PRODUCT SERVICES LLC
TRANSMONTAIGNE SERVICES LLC

By: /s/ H. Michael Krimbill
Name: H. Michael Krimbill
Title: Chief Executive Officer

[Signature Page to Amendment No. 12 to Credit Agreement]

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By: /s/ Jennifer Van Dyne
Name: Jennifer Van Dyne
Title: Assistant Vice President

By: /s/ David McGuire
Name: David McGuire
Title: Assistant Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By: /s/ Chris Chapman
Name: Chris Chapman
Title: Director

By: /s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

[Signature Page to Amendment No. 12 to Credit Agreement]

BNP PARIBAS,
as a Lender and Issuing Bank

By: /s/ Christine Dirringer
Name: Christine Dirringer
Title: Managing Director

By: /s/ Pauline Blandin
Name: Pauline Blandin
Title: Associate

[Signature Page to Amendment No. 12 to Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Lender

By:
Name:
Title:

[Signature Page to Amendment No. 12 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By: /s/ Jessica McGuire
Name: Jessica McGuire
Title: Assistant Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 12 to Credit Agreement]

RAYMOND JAMES BANK, N.A.,
as a Lender

By: /s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By: /s/ Kaylan Hopson
Name: Kaylan Hopson
Title: Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By: /s/ Michael Clayborne
Name: Michael Clayborne
Title: Director

[Signature Page to Amendment No. 12 to Credit Agreement]

SUNTRUST BANK,
as a Lender

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[Signature Page to Amendment No. 12 to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By: /s/ Denise Bushee
Name: Denise Bushee
Title: Associate Director

[Signature Page to Amendment No. 12 to Credit Agreement]

COMMERCE BANK, N.A.,
as a Lender

By: /s/ David D. Scherer
Name: David D. Scherer
Title: Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

[Signature Page to Amendment No. 12 to Credit Agreement]

MACQUARIE BANK LIMITED,
as a Lender

By: /s/ Andrew McGrath
Name: Andrew McGrath
Title: Executive Director

By: /s/ Nathan Booker
Name: Nathan Booker
Title: Division Director

[Signature Page to Amendment No. 12 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 12 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

[Signature Page to Amendment No. 12 to Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

SOCIETE GENERALE
as a Lender

By: /s/ Michiel V.M. Van Der Voor
Name: Michiel V.M. Van Der Voort
Title: Managing Director

[Signature Page to Amendment No. 12 to Credit Agreement]

TORONTO DOMINION (TEXAS) LLC,
as a Lender

By: /s/ Savo Bozic
Name: Savo Bozic
Title: Authorized Signatory

[Signature Page to Amendment No. 12 to Credit Agreement]

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

[Signature Page to Amendment No. 12 to Credit Agreement]

CITIZENS BANK, N.A.,
as a Lender

By: /s/ Scott Donaldson
Name: Scott Donaldson
Title: Senior Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By: /s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Amendment No. 12 to Credit Agreement]

ZB, N.A. dba AMEGY BANK,
as a Lender

By: /s/ Kevin Donaldson
Name: Kevin Donaldson
Title: Senior Vice President

[Signature Page to Amendment No. 12 to Credit Agreement]

ANNEX A TO
AMENDMENT NO. 12

SCHEDULE 5.7

SUBSIDIARIES and CAPITALIZATION

Part A. 1

Corporate Name	Jurisdiction of Organization	Organizational ID Numbers
NGL Energy Partners LP†	Delaware	4864184
TransMontaigne LLC†	Delaware	2247557
NGL Energy Finance Corp.*	Delaware	5408790
NGL Energy Operating LLC†	Delaware	4864186
NGL Energy Equipment LLC*	Colorado	20151651011
Atlantic Propane LLC*	Oklahoma	3512344730
High Sierra Energy GP, LLC*	Colorado	20041398052
High Sierra Energy Shared Services, LLC*	Colorado	20071516948
NGL Crude Logistics, LLC†	Delaware	2577845
NGL Propane, LLC†	Delaware	4883225
NGL Liquids, LLC†	Delaware	4883449
NGL Water Solutions, LLC†	Colorado	20061397887
High Sierra Energy, LP†	Delaware	3882384
High Sierra Energy Operating, LLC†	Colorado	20041399037
High Sierra Energy Marketing, LLC†	Colorado	20051254557
NGL Solids Solutions, LLC*	Colorado	20141596966
TransMontaigne Product Services LLC†	Delaware	2956958
TransMontaigne Services LLC†	Delaware	4456325
TransMontaigne Partners LP2	Delaware	3898774
NGL Crude Transportation, LLC†	Colorado	20141192981
NGL Crude Cushing, LLC†	Oklahoma	3512295163
E Energy Adams, LLC[3]	Nebraska	10070006
High Sierra Crude Oil & Marketing, LLC†	Colorado	20061507661
NGL Crude Pipelines, LLC†	Oklahoma	3512273166
NGL Energy Logistics, LLC†	Delaware	5351758
NGL Energy Holdings II, LLC†	Delaware	4823380
NGL Shipping and Trading, LLC†	Delaware	3463063
NGL Milan Investments, LLC†	Colorado	20141558772
NGL Crude Terminals, LLC†	Delaware	4900064
NGL Marine, LLC†	Texas	800583414

1 Each entity denoted by a † is a Credit Party as of the Amendment No. 12 Effective Date. Each entity denoted by an * has been designated by the Credit Parties to be an Immaterial Subsidiary as of the Amendment No. 12 Effective Date.
2 Specifically carved out of the “Subsidiary” definition, but included here for completeness.
3 Does not meet the definition of “Subsidiary”, but included here for completeness.

5.7-30

ANNEX A TO
AMENDMENT NO. 12

Corporate Name	Jurisdiction of Organization	Organizational ID Numbers
NGL Crude Canada Holdings, LLC†	Colorado	20131042653
Glass Mountain Pipeline, LLC[4]	Delaware	5137966
Grand Mesa Pipeline, LLC†	Delaware	5566971
NGL Crude Canada ULC	Alberta, Canada	2017241023
Blue Grama Land Corporation†	Colorado	20141693614
Osterman Propane, LLC†	Delaware	5039933
Hicksgas, LLC†	Delaware	4878365
NGL-NE Real Estate, LLC†	Delaware	5098953
NGL-MA Real Estate, LLC†	Delaware	5098942
NGL-MA, LLC†	Delaware	5098945
Victory Propane, LLC[5]	Oklahoma	3512492428
Centennial Energy, LLC†	Colorado	19951007685
NGL Gateway Terminals, Inc.*	Canada	6132171
NGL Supply Terminal Company, LLC†	Delaware	4883227
NGL Supply Wholesale, LLC†	Delaware	4883230
Centennial Gas Liquids, ULC†	Alberta, Canada	2012308413
Sawtooth NGL Caverns, LLC†	Delaware	5037140
NGL Supply Terminal Solution Mining, LLC†	Utah	8615504-0160
NGL Water Solutions Bakken, LLC†	Colorado	20141630310
NGL Water Solutions Mid-Continent, LLC†	Colorado	20141598926
Anticline Disposal, LLC†	Wyoming	2001-000419488
NGL Water Solutions DJ, LLC†	Colorado	201111160724
NGL Water Solutions Eagle Ford, LLC†	Delaware	5212015
NGL Water Solutions Permian, LLC†	Colorado	20131347695
Grassland Water Solutions LLC[6]	Delaware	5396940
High Sierra Water Services Midcontinent, LLC*	Oklahoma	3512151390
Indigo Injection #3-1, LLC*	Delaware	5214855
Choya Operating, LLC*	Texas	801760203
Andrews Oil Buyers, Inc.†	Texas	115251800
NGL Hutch, LLC*	Delaware	5187973

4 Does not meet the definition of “Subsidiary”, but included here for completeness.
5 Does not meet the definition of “Subsidiary”, but included here for completeness.
6 Does not meet the definition of “Subsidiary”, but included here for completeness.

5.7-31

ANNEX A TO
AMENDMENT NO. 12

Part B. 7

Credit Party	Ownership Interest	Number of Shares Held	% of total Shares
NGL Energy Holdings LLC	NGL Energy Partners LP†	N/A	0.1% GP Interest 99.9% LP Interest
NGL Energy Partners LP	TransMontaigne LLC†	N/A	100%
NGL Energy Partners LP	NGL Energy Finance Corp.*	N/A	100%
NGL Energy Partners LP	NGL Energy Operating LLC†	N/A	100%
NGL Energy Partners LP	NGL Energy Equipment LLC*	N/A	100%
NGL Energy Partners LP	Atlantic Propane LLC*	N/A	60%
NGL Energy Partners, LP	High Sierra Energy GP, LLC*	N/A	100%
High Sierra Energy GP, LLC	High Sierra Shared Services, LLC*	N/A	98%
High Sierra Energy, LP	High Sierra Shared Services, LLC*	N/A	2%
NGL Energy Partners LP	TransMontaigne Partners LP8	450,000 LP Units	2.7350%
NGL Energy Operating LLC	NGL Crude Logistics, LLC†	N/A	100%
NGL Energy Operating LLC	NGL Propane, LLC†	N/A	100%
NGL Energy Operating LLC	NGL Liquids, LLC†	N/A	100%
NGL Energy Operating LLC	NGL Water Solutions, LLC†	N/A	100%
NGL Energy Partners, LP	High Sierra Energy, LP†	N/A	98%
High Sierra Energy GP, LLC	High Sierra Energy, LP†	N/A	2%
High Sierra Energy, LP	High Sierra Energy Operating, LLC†	N/A	100%
High Sierra Energy Operating, LLC	High Sierra Energy Marketing, LLC†	N/A	100%
TransMontaigne LLC	TransMontaigne Product Services LLC†	N/A	100%

7 Each entity denoted by a † is a Credit Party as of the Amendment No. 12 Effective Date. Each entity denoted by an * has been designated by the Credit Parties to be an Immaterial Subsidiary as of the Amendment No. 12 Effective Date.
8 Specifically carved out of the “Subsidiary” definition, but included here for completeness.

ANNEX A TO
AMENDMENT NO. 12

Credit Party	Ownership Interest	Number of Shares Held	% of total Shares
TransMontaigne Product Services LLC	TransMontaigne Services LLC†	N/A	100%
TransMontaigne Services LLC	TransMontaigne Partners LP9	2,716,704 LP Units	16.5384% LP Interest
NGL Crude Logistics, LLC	NGL Crude Transportation, LLC†	N/A	100%
NGL Crude Logistics, LLC	NGL Crude Cushing, LLC†	N/A	100%
NGL Crude Logistics, LLC	E Energy Adams, LLC[10]	N/A	17.9%
NGL Crude Logistics, LLC	High Sierra Crude Oil & Marketing, LLC†	N/A	100%
NGL Crude Logistics, LLC	NGL Crude Pipelines, LLC†	N/A	100%
NGL Crude Logistics, LLC	NGL Energy Logistics, LLC†	N/A	100%
NGL Crude Logistics, LLC	NGL Energy Holdings II, LLC†	N/A	100%
NGL Crude Logistics, LLC	NGL Shipping and Trading, LLC†	N/A	100%
NGL Crude Transportation, LLC	NGL Milan Investments, LLC†	N/A	100%
NGL Crude Transportation, LLC	NGL Crude Terminals, LLC†	N/A	100%
NGL Crude Transportation, LLC	NGL Marine, LLC†	N/A	100%
NGL Crude Terminals, LLC	Grand Mesa Pipeline, LLC†	N/A	100%
Grand Mesa Pipeline, LLC	Blue Grama Land Corporation†	N/A	100%
High Sierra Crude Oil & Marketing, LLC	NGL Crude Canada Holdings, LLC†	N/A	100%
NGL Crude Canada Holdings, LLC	NGL Crude Canada ULC	N/A	100%
NGL Energy Holdings II, LLC	Glass Mountain Pipeline, LLC[11]	N/A	50%
NGL Propane, LLC	Osterman Propane, LLC†	N/A	100%
NGL Propane, LLC	Hicksgas, LLC†	N/A	100%
NGL Propane, LLC	NGL-NE Real Estate, LLC†	N/A	100%
NGL Propane, LLC	NGL-MA Real Estate, LLC†	N/A	100%
NGL Propane, LLC	NGL-MA, LLC†	N/A	100%

9 Specifically carved out of the “Subsidiary” definition, but included here for completeness.
10 Does not meet the definition of “Subsidiary”, but included here for completeness.
11 Does not meet the definition of “Subsidiary”, but included here for completeness.

ANNEX A TO
AMENDMENT NO. 12

Credit Party	Ownership Interest	Number of Shares Held	% of total Shares
Osterman Propane, LLC	Victory Propane, LLC[12]	N/A	50%
NGL Liquids, LLC	Centennial Energy, LLC†	N/A	100%
NGL Liquids, LLC	NGL Gateway Terminals, Inc.*	N/A	100%
NGL Liquids, LLC	NGL Supply Terminal Company, LLC†	N/A	100%
NGL Liquids, LLC	NGL Supply Wholesale, LLC†	N/A	100%
Centennial Energy, LLC	Centennial Gas Liquids, ULC†	N/A	100%
NGL Supply Terminal Company, LLC	Sawtooth NGL Caverns, LLC†	N/A	100%
NGL Supply Terminal Company, LLC	NGL Hutch, LLC*	N/A	100%
Sawtooth NGL Caverns, LLC	NGL Supply Terminal Solution Mining, LLC†	N/A	100%
NGL Water Solutions, LLC	NGL Solids Solutions, LLC*	N/A	50%
NGL Water Solutions, LLC	NGL Water Solutions Bakken, LLC†	N/A	100%
NGL Water Solutions, LLC	NGL Water Solutions Mid-Continent, LLC†	N/A	100%
NGL Water Solutions, LLC	Anticline Disposal, LLC†	N/A	100%
NGL Water Solutions, LLC	NGL Water Solutions DJ, LLC†	N/A	100%
NGL Water Solutions, LLC	NGL Water Solutions Eagle Ford, LLC†	N/A	100%
NGL Water Solutions, LLC	NGL Water Solutions Permian, LLC†	N/A	100%
NGL Water Solutions DJ, LLC	Grassland Water Solutions LLC[13]	N/A	27.78%
NGL Water Solutions, LLC	High Sierra Water Services Midcontinent, LLC*	N/A	100%
NGL Water Solutions Eagle Ford, LLC	Indigo Injection #3-1, LLC*	N/A	75%
NGL Water Solutions Eagle Ford, LLC	Choya Operating, LLC*	N/A	75%
High Sierra Crude Oil & Marketing, LLC	Andrews Oil Buyers, Inc.†	200	100%

12 Does not meet the definition of “Subsidiary”, but included here for completeness.
13 Does not meet the definition of “Subsidiary”, but included here for completeness.